UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2018

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 16, 2018, Rite Aid Corporation (the “Company”) issued a conditional notice of  redemption for all of its 6.125% Senior Notes due 2023 (the “Notes”) that are outstanding on the Redemption Date (as defined below), subject to satisfaction or waiver of the Redemption Condition (as defined below). The redemption date shall be not less than 30 days (August 16, 2018), but not more than 60 days (September 15, 2018), after July 16, 2018 (the “Redemption Date”), in each case subject to satisfaction or waiver of the Redemption Condition. The redemption price for the Notes is equal to 104.5938% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to but excluding the Redemption Date (the “Redemption Price”).

The redemption is conditioned on the consummation of the proposed merger between the Company and Albertsons Companies, Inc., (“Albertsons”) pursuant to the Agreement and Plan of Merger, dated as of February 18, 2018 (the “Merger Agreement”), by and among Albertsons, the Company, Ranch Acquisition Corp. and Ranch Acquisition II LLC (the “Redemption Condition”). On and after the Redemption Date, assuming the Redemption Condition has been satisfied or waived, the Redemption Price will become due and payable upon each such Note to be redeemed. Notwithstanding anything to the contrary contained in the conditional notice of redemption, in the event the Redemption Condition is not satisfied or waived on or prior to the 60th day after the date hereof, the conditional notice of redemption shall be null and void and the redemption shall not occur. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2018, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of February 18, 2018, by and among Rite Aid Corporation, Albertsons Companies, Inc., Ranch Acquisition II LLC and Ranch Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Rite Aid Corporation’s Current Report on Form 8-K, filed with the SEC on February 20, 2018)

Important Notice Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending merger between Rite Aid Corporation (“Rite Aid”) and Albertsons Companies, Inc. (“Albertsons”) and the transactions contemplated thereby, and the parties perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the benefits of the proposed merger, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement. The words “expect,” “believe,” “estimate,” “anticipate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of the pending merger, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as the remaining Ohio Department of Insurance regulatory approval not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the merger agreement by the stockholders of Rite Aid was not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including circumstances requiring Rite Aid to pay Albertsons a termination fee pursuant to the merger agreement); the risk that there may be a material adverse change of Rite Aid or Albertsons; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Rite Aid’s common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Rite Aid to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve its guidance, its cost-cutting synergies, its incremental revenue opportunities or it may take longer or cost more than expected to achieve those synergies and opportunities; the risk that the market may not value the combined company at a similar multiple to earnings as that applied to the companies that Rite Aid and Albertsons believe should be comparable to the combined company, and risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended March 3, 2018 filed with the Securities and Exchange Commission (“SEC”) and in the definitive proxy statement/prospectus that was filed with the SEC on June 25, 2018 in connection with the proposed merger, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Rite Aid undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation. All information regarding Rite Aid assumes completion of Rite Aid’s previously announced transaction with Walgreens Boots Alliance, Inc. There can be no assurance that the consummation of such transaction will be completed on a timely basis, if at all. For further information on such transaction, see Rite Aid’s Form 8-K filed with the SEC on March 28, 2018.

Additional Information and Where to Find It

In connection with the proposed merger involving Rite Aid and Albertsons, Rite Aid and Albertsons have prepared a registration statement on Form S-4 that included a proxy statement/prospectus. The definitive proxy statement/prospectus was filed with the SEC on June 25, 2018. The registration statement has been declared effective by the SEC. Rite Aid has mailed the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger.  Rite Aid and Albertsons also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s website (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s website (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons will be made available, free of charge, on the SEC’s website (www.sec.gov) and on Albertsons’ website at www.albertsonscompanies.com.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: July 16, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel